Exhibit 10.2

Employment Contract – Rongbing Cui

雇佣合同——崔荣兵

BETWEEN:  Qingdao Tiandihui Foodstuffs Co., Ltd, a company legally incorporated under the laws of People’s Republic of China, having a mailing address at Room 722, B Unit, World Trade Center, No. 6, Hong Kong Middle Road, Qingdao, Shandong Province, acting and represented herein by Mr. Rongfeng Cui, Legal Representative, declaring duly authorized, (hereinafter called the “COMPANY”)

青岛天地荟食品有限公司，是根据中华人民共和国法律注册成立的，通讯地址为山东省青岛市市南区香港中路6号世贸中心B座722室，法定代表人为崔荣峰（以下简称“公司”）

AND: Mr. Rongbing Cui, residing at Building 14, Beethoven, Huangdao District, Qingdao City, Shandong Province (hereinafter called the “EMPLOYEE “)

崔荣兵，居住地址为山东省青岛市黄岛区贝多芬公馆14号楼（以下简称“雇员”）

(COMPANY and EMPLOYEE hereinafter collectively called “Parties”)

（公司和雇员合称“双方”）

WHEREAS：鉴于

COMPANY requires the services of EMPLOYEE as Chief Financial Officer (CFO);

公司需要雇员担任首席财务官一职；

EMPLOYEE agreed to provide COMPANY his full-time services as CFO;

雇员同意担任公司全职首席财务官；

the Parties wish to confirm their agreement in writing;

双方希望以书面形式达成协议；

the Parties have the capacity and quality of exercise all the rights necessary for the conclusion and implementation of the agreement found in this Contract;

双方均有能力和素质行使订立和执行协议所需的一切权利；

THEREFORE THE FOREGOING, THE PARTIES AGREE AS FOLLOWS:

 综上所述，双方达成以下协议：

1. Employment

第一条 雇佣

EMPLOYEE agrees to assume full-time for COMPANY (minimum of forty (40) hours per week) the role of CFO during the entire duration of the Contract;

在合同期限内，雇员同意担任公司全职首席财务官（每周的最低工作时长为40小时）。

2. Term

第二条 期限

This Contract is for an initial term of 36 months, namely from September 1, 2016 to August 31, 2019, renewable for an additional period of 24 months unless either party terminates it in writing at least sixty (60) days before the expiration of the initial term;

本合同的首期为36个月，自2016年9月1日起至2019年8月31日止。除非在首期届满前60日内，一方以书面方式提出终止本合同，否则上述首期届满后，合同将续订24个月。

3. Responsibilities

第三条 职责

EMPLOYEE agrees and undertakes to COMPANY to the following: The services must be made full time in a professional manner, according to the rules generally accepted by industry.

雇员同意并向公司承诺如下：根据行业的一般规则，雇员须全职并专业地提供服务。

3.1 Set-up and/or oversee all financial and operational controls and metrics within the organization.

3.1 建立和/或监督本组织内所有财务以及运营的控制及指标；

3.2 Maintain executive responsibility for financial operations, including working capital, capital expenditures, debt levels, taxes, budget, and general accounting.

3.2 执行公司财务监控的职责，包括周转资金、资本开支、债务水平、税收、预算以及一般会计事宜；

2

3.3 Develop and direct financial plans to the strategic business plan, company growth, and market opportunities and direction.

3.3 根据公司战略业务方针、公司发展以及市场机遇及指引，发展和指导财务计划；

3.4 Establish and maintain stable cash flow management policies and procedures, and ensure cash resources are available for daily operations and business and product development.

3.4 建立以及维持稳定的现金流量管理政策以及流程，并确保现金流足以支撑公司日常业务经营以及产品开发；

3.5 Analyze current and future business operations and plans to determine financial effectiveness.

3.5 分析当前以及未来业务经营及业务计划，以确定财务效益；

3.6 Establish the performance goals, allocate resources, and assess policies for employees, through other managers.

3.6 通过其他经理的配合，建立员工绩效目标、分配资源、以及评估政策；

4. CONSIDERATION

第四条 报酬

4.1 Service Awards

4.1 服务工资

In consideration of the provision of services, COMPANY to pay EMPLOYEE, as compensation;

 根据服务内容的规定，公司应向雇员支付工资；

The gross amount of RMB144000 annually calculated at the rate of twelve (12) equal monthly installments consecutively of RMB12000 each.

工资总额为人民币14.4万元/年，每个月人民币1.2万元，一共12个月，按月发放。

3

4.2 Expenditure incurred

4.2 支出的费用

COMPANY will reimburse EMPLOYEE all reasonable expenses incurred in connection with this Contract, upon presentation of appropriate documentation. The date of reimburse EMPLOYEE shall be the 20th of each month.

（雇员）提交适当的文件后，公司会为雇员报销一切与本合同有关的合理费用。雇员的报销日期为每月的20日。

5. Commitment to confidentiality and nondisclosure

5. 保密与不披露承诺

EMPLOYEE recognizes that certain disclosures to be provided by COMPANY have or may have considerable strategic importance, and therefore represent trade secrets for purposes of this Contract. During the term of this Contract and for a period of 36 months following the end of it, EMPLOYEE is committed to COMPANY to:

 雇员承认，由公司披露某些具体信息会有或可能会有相当大的战略意义，因此，雇员就本合同而言，代表陈述商业秘密。在本合同的期限内以及本合同届满后36个月内，雇员向公司承诺：

a) keep confidential and not disclose the information;

a) 保守秘密及不披露信息；

b) take and implement all appropriate measures to protect the confidentiality of the information;

b) 采取并实行一切适当的措施确保信息的保密性；

c) not disclose, transmit, exploit or otherwise use for its own account or for others, elements of information;

不得为自己或他人披露、传播、利用及通过其他方式使用信息要素。

6. Exclusivity of service provider

6. 服务提供者的排他性

During the term of this Contract and for a period of 24 months following the end of it, EMPLOYEE is committed to COMPANY not render services to or for direct or indirect competitors of COMPANY.

在本合同的期限内以及本合同结束后的24个月内，雇员向公司承诺不在与公司经营业务有直接或间接竞争关系的企业任职。

4

7. Termination of Contract

7. 本合同的终止

Either party may terminate this Contract at any time, upon presentation of a sixty (60) days notice given to the other party.

一方提前60日通知另一方，可以在任何时候终止本合同。

8. GENERAL PROVISIONS

第八条 一般性规定

Unless specific provision to the contrary in this Contract, the following provisions apply.

 除非本合同有相反的规定，否则适用以下规定。

8.1 Force Majeure

8.1 不可抗力

Neither party can be considered in default under this Contract if the performance of its obligations in whole or in part is delayed or prevented by following a force majeure situation. Force majeure is an external event, unforeseeable, irresistible and it absolutely impossible to fulfill an obligation.

 如果一方因不可抗力事件部分或全部延迟或未能履行其义务，不认为是违约。不可抗力指外部事件，是无法预见、无法避免并导致不能履行义务。

8.2 Severability

8.2 条款的可分割性

The possible illegality or invalidity of an article, a paragraph or provision (or part of an article, a paragraph or provision) does not in any way affect the legality of other items, paragraphs or provisions of this Contract, nor the rest of this article, this paragraph or provision unless a contrary intention is evident in the text.

 某一条、某一款或某一规定（或某一条、某一款或某一规定的部分）不合法或无效，并不影响本合同其它条款、规定的合法性，也不影响该条、该款、该规定剩余部分的合法性，除非在文中有明确的相关规定。

8.3 Notices

8.3 通知

Any notice to a party is deemed to have been validly given if in writing and sent by registered or certified mail, by bailiff or by courier to such party at the address listed at the beginning of this Contract or any other address that the party may indicate a similar notice to another party. A copy of any notice sent by mail must be sent by one mode of delivery mentioned above.

 如通知以书面形式和以挂号信或已注册邮件的形式寄出，或法警与信使将其寄至本合同开始部分的某一方地址，或其它能使对方收到通知的地址，则该通知视为有效地发出。

5

8.4 No Waiver

8.4 权利放弃

The inertia, neglect or delay by any party to exercise any right or remedy under this Contract shall in no way be construed as a waiver of such right or remedy.

一方因惰性、疏忽或延迟行使本合同下的权利或救济不视为对该权利或救济的放弃。

8.5 Contract Amendment

8.5 合同变更

This Contract may be amended only by a writing signed by all Parties.

 经双方书面签署后，本合同才能得以变更。

9. Applicable Laws and Election of domicile

第九条 适用法律与管辖法院的选择

This Contract is subject to the laws of the People’s Republic of China.

The Parties agree to elect domicile in the judicial district of Qingdao City, Shandong Province, China, and chose it as the appropriate district to hear any claim arising from the interpretation, application, and performance, the entry into force, validity and effect of this Contract.

 本合同适用中华人民共和国法律。因合同而产生的解释、适用、执行、生效、有效性等争议，合同双方同意选择中国山东省青岛市为管辖法院。

6

10. Currencies

第十条 货币

All sums of money under this Contract refer to Chinese currency.

本合同下的所有金钱指的是人民币。

11. Effectiveness and Copies

第十一条 合同的有效性与份数

This Contract will come into force upon signature and seal by both Parities. This Contract is made in duplicate and both are of equally binding force. The COMPANY and the EMPLOYEE each holds one copy.

合同经双方签名盖章后生效。

本合同一式贰份，双方各执壹份，具有同等法律效力。

IN THE CITY OF QINGDAO CITY, SHANDONG PROVINCE, CHINA,

合同签署于中国山东省青岛市

September 1, 2016

/s/ Qingdao Tiandihui Foodstuffs Co., Ltd	青岛天地荟食品有限公司
(Seal)	（盖章）

/s/ Rongbing Cui
Rongbing Cui (Signature)	崔荣兵（签名）

7